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                                                                   Exhibit 10.12


                          LOAN PARTICIPATION AGREEMENT

        THIS AGREEMENT, made this 28th day of May, 1997, by and between AMERICAN COMMERCIAL FINANCE CORPORATION, having a place of business at 433 South Main Street, West Hartford, Connecticut 06110 ("ACFC"), and CONNECTICUT DEVELOPMENT AUTHORITY, having its principal place of business at 845 Brook Street, Rocky Hill, Connecticut 06067 ("PARTICIPANT").

                                    PREAMBLE

        ACFC has entered into a Commercial Revolving Loan, Demand Loan and Security Agreement dated November 1, 1996, as amended in December, 1996 (as further amended or supplemented from time to time, the "LOAN AGREEMENT") with INDUSTRIAL TECHNOLOGIES, INC., a Delaware corporation and INTEC EUROPE, LTD., a Delaware corporation (collectively, the "BORROWER"). ACFC desires to sell, and the Participant desires to purchase, a 100% interest in a term loan in the original principal amount of $500,000 to be extended concurrently with the execution of this Agreement by ACFC to Borrower pursuant to the Loan Agreement (the "TERM LOAN"), on the terms and conditions set forth herein. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Loan Agreement.

                                   WITNESSETH:

        NOW, THEREFORE, ACFC and the Participant have agreed as follows:

        1. Sale of Interest. Subject to the terms of this Agreement, ACFC hereby sells, assigns and conveys to the Participant, and the Participant hereby purchases from ACFC, a 100% interest in the Term Loan. The Participant's 100% ownership interest in the Term Loan is hereinafter referred to as its "Participation Share." The Participant shall have no interest in the revolving loans or demand loan extended by ACFC to the Borrower pursuant to the Loan Agreement in the maximum aggregate principal amounts of up to $1,500,000 and $500,000 (the "REVOLVING LOAN" and "DEMAND LOAN", respectively) or in any Commitment Fee, Minimum Interest Amount, or other fee charged pursuant to the Loan Agreement, all of which amounts shall be retained by Lender for its own account (except as otherwise provided in Section 3(a) hereof with respect to the Termination Fee).

        2. Funding. The Participant shall pay to ACFC the sum of $500,000 within three (3) business days of the date hereof.
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        3. Share and Priority of Payments.

                (a) Prior to ACFC's demand for payment of any or all of the Obligations, so long as no Defaulting Event has occurred, the Participant shall (after the Participant has paid to ACFC the amount set forth in Section 2 hereof in collected funds) be entitled to receive the amount of all payments of principal, interest and late charges from amounts actually received by ACFC from the Borrower and clearly identified by the Borrower as being in respect of the Term Loan, provided that ACFC shall have the right to retain from such payments any amounts reasonably due and payable by the Participant to ACFC hereunder. Prior to ACFC's demand for payment of any or all of the Obligations, so long as no Defaulting Event has occurred, the Participant shall also be entitled to receive its Participant's Termination Fee Share. "Participant's Termination Fee Share" means a percentage of the amount of the Termination Fee provided for in Section 13.1(b) of the Loan Agreement (the "TERMINATION FEE") that is received by ACFC from the Borrower and clearly identified by the Borrower as being in respect of the Termination Fee, such percentage being that which the then outstanding principal amount of the Term Loan bears to the aggregate amount of the then Obligations of Borrower (the "TOTAL OBLIGATIONS").

                (b) Any amounts received by ACFC from the Borrower prior to ACFC's demand for payment of any or all of the Obligations and prior to the occurrence of a Defaulting Event which are not clearly identified by Borrower as being in respect of the Term Loan or in respect of any other Obligations shall be retained by ACFC and applied to the Obligations (other than the Term Loan) until such Obligations are fully and finally paid in cash. The Participant acknowledges and agrees that while ACFC may from time to time debit the Revolving Loan Account for principal and interest charges on the Term Loan, any such debits shall be at ACFC's sole discretion and shall not establish a pattern or custom binding upon ACFC. Notwithstanding the foregoing, amounts paid by the Borrower will not be applied to the Relocation Penalty, as defined in the promissory note evidencing the Term Loan, until all of the Obligations (other than the Term Loan) have been fully and finally paid in cash.

                (c) After ACFC's demand for payment of any or all of the Obligations or the occurrence of a Defaulting Event, the Participant shall not be entitled to any payments in respect of the Participation Share (including without limitation the Relocation Penalty as defined in the promissory note evidencing the Term Loan) until all of the Obligations (other than the Term Loan) are fully and finally paid in cash.

                (d) After ACFC's demand for payment of all or any of the Obligations or the occurrence of a Defaulting Event, or upon any payment or
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        distribution of assets of Borrower or any Guarantors of any kind or character (including without limitation, cash, property or securities) resulting from (i) any dissolution, winding up, total or partial liquidation, reorganization, sale, receivership, assignment for the benefit of creditors, readjustment of indebtedness, composition or extension of Borrower or any Guarantors (whether in bankruptcy or similar proceeding), or (ii) any other disposition of all or any part of Borrower, the Collateral, the Guarantors or of any asset of the Guarantors, then, the Obligations (other than the Term Loan) shall first be paid in full, or payment thereof provided for, before any payment is made on account of the Participation Share.

                (e) In the event that the Obligations (other than the Term Loan) are fully and finally paid, ACFC shall assign to the Participant the Term Loan and ACFC's lien and security interests in the Collateral, without recourse and without any representations or warranties. Upon such assignment, ACFC shall deliver to the Participant such of the original Financing Agreements with respect to the Term Loan as ACFC may have which the Participant reasonably deems necessary to enable the Participant to receive Term Loan payments and collect the Term Loan, and the participation interest of Participant under this Agreement shall terminate.

        4. Term Loan Collections and Remittances. All payments of principal, interest and late charges received by ACFC from Borrower prior to ACFC's demand for payment of all or any part of the Obligations or the occurrence of a Defaulting Event which are clearly identified by Borrower as being in respect of the Term Loan, as well as Participant's Termination Fee Share, shall be paid by ACFC to the Participant within two (2) business days of ACFC's receipt of such payment from the Borrower. Such payments by ACFC to the Participant will be made by wire transfer, if requested by the Participant. In the event any Term Loan payment or any part thereof is dishonored upon presentment for payment or is rescinded or must be returned by ACFC for any reason after ACFC has remitted payment to the Participant, the Participant agrees to reimburse ACFC for such remittance immediately upon written demand by ACFC.

        5. Servicing of Term Loan.

                (a) ACFC shall endeavor to exercise the same care in administering the Term Loan as it exercises with respect to similar matters in which no participations are allotted by it, and it shall have no further responsibility to the Participant. Without limiting the generality of the foregoing, after the occurrence of a Defaulting Event, ACFC shall have the right to proceed with such course of action as it determines in its sole discretion, including commencing or refraining from commencing collection proceedings or other legal action to enforce the Obligations. In the event ACFC elects to commence legal proceedings to enforce the Obligations, ACFC shall have the
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        right to select legal counsel of its own choice. ACFC shall not be liable, in the absence of bad faith, for any error of judgment or any action taken by it, and in no event shall ACFC be liable for punitive or consequential damages. Without limiting the foregoing, ACFC may rely upon the advice of counsel concerning legal matters and upon any written document believed to be genuine and to have been signed and sent by the proper person or persons. ACFC shall give prompt written notice to the Participant of any demand or default of the Obligations that is declared by ACFC. Notwithstanding the foregoing provisions of this Section 5, in the event that the Borrower fails to pay any amount under the Term Loan (including, without limitation, the Relocation Penalty) as and when due, ACFC shall, upon the written request of the Participant, demand payment of the Obligations and commence such collection proceedings or other legal action to enforce the Obligations as ACFC would undertake with respect to similar matters in which no participations are allotted by it, and it shall have no further responsibility to the Participant.

                (b) ACFC may, in its sole discretion and without the consent of the Participant, give or withhold waivers, consents and approvals, and amend the Loan Agreement and the other Financing Agreements (as defined in the Loan Agreement). ACFC agrees, however, that it will not amend any provision of the Financing Agreements to change the principal amount of the Term Loan, to reduce the interest, Relocation Penalty or late charges on the Term Loan, to change the principal repayment schedule of the Term Loan, or to release any Collateral without the written consent of the Participant. ACFC shall, promptly after ACFC's receipt or giving thereof, provide the Participant with copies of any amendments, consents, or waivers with respect to the Financing Agreements.

                (c) The Participant agrees that it will on demand reimburse ACFC, to the extent of Participant's Expenses Participation Percentage thereof, for any and all actual out-of-pocket costs, expenses and disbursements which may be incurred or made by ACFC in connection with any action which may be taken by ACFC to collect the amounts owing to ACFC in connection with the Obligations, if ACFC is not reimbursed for such amounts at such time by or on behalf of the Borrower. The Participant shall not be obligated to reimburse ACFC for any of the so-called "overhead", incidental and/or routine costs of administering the Term Loan which do not entail out-of-pocket expenditures or disbursements by ACFC. As used herein, "Expenses Participation Percentage" means the proportion that the Participation Share then bears to the total amount of the Obligations.
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        6. Representations and Warranties.

        (a) The Participant represents to ACFC that (i) it is entering into this Participation Agreement and purchasing the Participation Share for its own account; (ii) it has no present intention to, and agrees that it will not, sell, assign, transfer or otherwise divide its interest in this Agreement or the Participation Share; (iii) its entering into this Agreement and its purchasing the Participation Share are in accordance with all laws, regulations and statutes affecting or otherwise applicable to it; and (iv) it has previously entered into similar participation agreements and made investments of the type and kind and nature of this Agreement, is aware of and able to bear the economic risks involved in its entering into this Agreement and purchasing the Participation Share and does not foresee the occurrence of any event which would alter said ability.

        (b) The Participant acknowledges that (i) ACFC has furnished to the Participant a copy of the Loan Agreement, the promissory note evidencing the Term Loan and such other documents executed and/or delivered by the Borrower to ACFC in connection therewith as Participant has requested, (ii) ACFC makes no representation or warranty, and assumes no responsibility, with respect to the due execution, sufficiency, legality, validity, enforceability or collectibility of the Term Loan, the Financing Agreements or the Collateral (including, without limitation, the enforceability of the Relocation Penalty), or the truth or correctness of any representations, statements, or certifications made by the Borrower or the Guarantors in connection with any of the foregoing, (iii) the Participant's decision to purchase the Participation Share is based upon its own independent analysis and evaluation of the Borrower and the Guarantors and their respective financial positions, and (iv) the Participant has not relied on any investigation or analysis conducted by ACFC or on any advice or communication by ACFC. ACFC assumes no responsibility for the financial conditions of the Borrower or the Guarantors or the performance of the Borrower's or the Guarantors' obligations. ACFC agrees to furnish to the Participant copies of such documents as ACFC shall receive in connection with the Term Loan as the Participant may request. ACFC assumes no responsibility with respect to the truth, correctness, authenticity, legality, validity or enforceability thereof.

        (c) ACFC represents to the Participant that (i) ACFC is the sole legal and beneficial owner of the Participation Share being issued to the Participant hereunder; (ii) there exists no encumbrance on the Participation Share; and
(iii) SACFC has full power and authority to make the Term Loan and to issue to the Participant the Participation Share.

        7. Rights of Further Sale and Assignment. The Participant shall not sell any interests in the Term Loan without ACFC's prior written consent. Except for sales to affiliates of ACFC or as directed by regulatory authorities, ACFC will not sell any interests in the Revolving Loan without Participant's prior written consent.
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        8. Term Loan is Not a Security. ACFC and the Participant acknowledge and agree that this Agreement merely sets forth the terms and conditions under which the Participant is acquiring an interest in the Term Loan. This Agreement is not intended to represent and shall not be deemed to constitute a security pursuant to the Securities Act of 1933, the Securities and Exchange Act of 1934, the Investment Company Act of 1940 or other applicable federal or state law. This Agreement and the participation of the Participant in the Term Loan is not intended, and shall not be deemed, to create or constitute a loan by the Participant to ACFC.

        9. No Partnership or Joint Venture. ACFC and the Participant acknowledge and agree that the relationship between them shall be solely that of contracting parties with an agency relationship. Nothing contained in this Agreement shall be deemed or construed to create a partnership, tenancy-in-common, joint tenancy or joint venture by or between ACFC and the Participant. This Agreement shall not confer upon either ACFC or the Participant any interest in, or subject either to any liability for, the assets or liabilities of the other, except as expressly stated herein.

        10. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Connecticut (but not its conflict of laws provisions).

        11. Notices. Any notice to be given under this Agreement shall be in writing and mailed by certified mail, return receipt requested, or sent by recognized overnight or same day delivery service, addressed as follows:

If to ACFC:              American Commercial Finance Corporation
                         433 South Main Street
                         West Hartford, CT 06110
                         Attention:  Richard E. Mount
                         President

If to the Participant:   Connecticut Development Authority
                         845 Brook Street
                         Rocky Hill, CT  06067
                         Attention:  Richard D. Graff
                         Vice President

or to such other address as either party may designate by notice given in accordance with the terms of this paragraph.

        12. Entire Agreement. This Agreement contains the entire agreement between the parties hereto, and cannot be modified in any respect except by an agreement in writing.
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        13. Headings. The headings contained in this Agreement are for the convenience of reference only and are not to effect the construction of or be taken into consideration in interpreting this Agreement.

        14. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

        IN WITNESS WHEREOF, each party has caused this instrument to be signed in its corporate name by its duly authorized officer, on the day and year first above written.

                              AMERICAN COMMERCIAL FINANCE CORPORATION

                              By: /s/ Richard E. Mount
                                  ------------------------------------
                                  Richard E. Mount
                                  Its President


                              CONNECTICUT DEVELOPMENT AUTHORITY


                              By:   /s/ Nancy A. Watt
                                  ------------------------------------
                                  Nancy A. Watt
                                  Its Loan Closing Administrator